UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934
June 11, 2007
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA (State or Other Jurisdiction of Incorporation)	1-10042 (Commission File Number)	75-1743247 ( I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS (Address of Principal Executive Offices)		75240 (Zip Code)
(972) 934-9227
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement
Indenture
Form of Global Security
Opinion of Gibson, Dunn & Crutcher LLP

Item 1.01. Entry into a Material Definitive Agreement.
On June 14, 2007, Atmos Energy Corporation (“Atmos Energy”) completed a public offering of $250,000,000 aggregate principal amount of its 6.35% Senior Notes due 2017 (the “Notes”) pursuant to an underwriting agreement, entered into on June 11, 2007 (the “Underwriting Agreement”), with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc., Wachovia Capital Markets, LLC, Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers Inc., Greenwich Capital Markets, Inc., BNY Capital Markets, Inc., Comerica Securities, Inc., Lazard Capital Markets LLC, Piper Jaffray & Co., SG Americas Securities, LLC and UBS Securities LLC. The Underwriting Agreement contains customary representations, warranties and agreements, conditions to closing and indemnification rights and obligations of the parties.
The Notes were issued pursuant to an indenture, dated as of June 14, 2007 (the “Indenture”), between Atmos Energy and U.S. Bank, National Association, as trustee. The Notes are represented by a global security, executed by Atmos Energy, dated June 14, 2007 (the “Global Security”). The Notes are unsecured obligations ranking equally with all of Atmos Energy’s existing and future unsubordinated debt. The Notes bear interest at an annual rate of 6.35%, payable by Atmos Energy on June 15 and December 15 of each year, beginning on December 15, 2007. The Notes mature on June 15, 2017. Atmos Energy may redeem the Notes at its option at any time, in whole or from time to time in part, at a redemption price calculated in accordance with the Indenture.
The Indenture includes covenants that limit the ability of Atmos Energy and its restricted subsidiaries (as defined) to, among other things, (i) create specified liens, (ii) engage in specified sale and leaseback transactions, (iii) consolidate or merge with or into other companies or (iv) sell all or substantially all of Atmos Energy’s assets. The restrictive covenants are subject to a number of exceptions and qualifications set forth in the Indenture. The Indenture provides for events of default, including (i) interest payment defaults, (ii) breaches of covenants, (iii) certain payment defaults at final maturity or acceleration of other indebtedness and (iv) the occurrence of events of bankruptcy, insolvency or reorganization. If any event of default occurs and is continuing, subject to certain exceptions, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately, together with any accrued and unpaid interest.
The foregoing summaries are qualified in their entirety by reference to the text of the Underwriting Agreement, the Indenture, and the Global Security, which are Exhibits 1.1, 4.1 and 4.2 of this Current Report on Form 8-K, respectively.
The Notes were issued pursuant to the Prospectus Supplement, dated June 11, 2007, to the Prospectus, dated December 4, 2006 (the “Prospectus”), filed as part of Atmos Energy’s registration statement on Form S-3 (No. 333-139093) (the “Registration Statement”). Each of Exhibits 1.1, 4.1 and 4.2 are hereby incorporated by reference into the Registration Statement and the Prospectus.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of June 11, 2007, among Atmos Energy Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc., Wachovia Capital Markets, LLC, Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers Inc., Greenwich Capital Markets, Inc., BNY Capital Markets, Inc., Comerica Securities, Inc., Lazard Capital Markets LLC, Piper Jaffray & Co., SG Americas Securities, LLC and UBS Securities LLC

4.1	Indenture dated as of June 14, 2007, between Atmos Energy Corporation and U.S. Bank, National Association, as Trustee

4.2	Form of Global Security for the 6.35% Senior Notes due 2017

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas

23.1	Consent of Gibson, Dunn & Crutcher LLP, Dallas, Texas (included in Exhibit 5.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION (Registrant)
DATE: June 14, 2007	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of June 11, 2007, among Atmos Energy Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Capital Markets, Inc., Wachovia Capital Markets, LLC, Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers Inc., Greenwich Capital Markets, Inc., BNY Capital Markets, Inc., Comerica Securities, Inc., Lazard Capital Markets LLC, Piper Jaffray & Co., SG Americas Securities, LLC and UBS Securities LLC

4.1	Indenture dated as of June 14, 2007, between Atmos Energy Corporation and U.S. Bank, National Association, as Trustee

4.2	Form of Global Security for the 6.35% Senior Notes due 2017

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas

23.1	Consent of Gibson, Dunn & Crutcher LLP, Dallas, Texas (included in Exhibit 5.1)

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